PennantPark Investment Corporation Announces Financial Results for the Quarter Ended March 31, 2008

NEW YORK, NY -- 05/08/2008 -- PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) today announces financial results for its second fiscal quarter ended March 31, 2008.

HIGHLIGHTS
Quarter Ended March 31, 2008
($ in millions, except per share amounts)

Investment portfolio                                          $   335.9
Net assets                                                    $   216.3
Net asset value per share                                     $   10.26

Amount drawn under credit facility (excluding
 temporary draw)                                              $   114.5

Investment portfolio composition and yield:

    Subordinated debt, second lien secured debt, and
     equity                                                   $   201.8
    First lien secured debt                                   $   134.1
    Weighted average yield on debt                                  9.2%
    Weighted average yield on subordinated and second
     lien secured debt                                             11.7%
    Weighted average yield on first lien secured debt               5.3%

Operating Results:
    Net investment income                                     $     4.4
    Net investment income per share                           $    0.21
    Dividends to stockholders per share                       $    0.22

Portfolio Activity:
    Purchases of long term investments                        $    31.5
    Sales and repayments of long term investments             $     0.9

    Number of new portfolio companies invested                        2
    Number of portfolio companies at end of period                   40

CONFERENCE CALL AT 10:00 A.M. ET ON MAY 9, 2008

PennantPark Investment Corporation, (the "Company") will host a conference call at 10:00 a.m. (Eastern Time) on Friday, May 9, 2008 to discuss the quarterly results. All interested parties are welcome to participate. You may access the conference call by dialing (866) 225-6564 approximately 5-10 minutes prior to the call. International callers should dial (416) 641-6136. All callers should reference "PennantPark Investment Corporation." An archived replay of the call will be available through May 23, 2008 by calling (800) 408-3053. International callers please dial (416) 695-5800. For all replays, please reference conference ID #3260084.

PORTFOLIO AND INVESTMENT ACTIVITY

On March 31, 2008, our portfolio consisted of $92.6 million of subordinated debt, $100.6 million of second lien secured debt, $8.6 million of equity investments and $134.1 million of senior secured loans. Our core assets, which include subordinated debt, second lien secured debt and equity investments, totaled $201.8 million and consisted of investments in 14 different companies with an average investment size of $14.4 million per company and a weighted average yield of 11.7 % on the debt investments. On March 31, 2008, our senior secured loan portfolio totaled $134.1 million and consisted of 28 different companies (including two companies also in our core portfolio) with an average investment size of $4.8 million, and a weighted average yield of 5.3%. The overall portfolio had a weighted average yield on debt investments of 9.2%. Due to continued erosion in quoted prices of leveraged finance instruments, the portfolio had unrealized depreciation of $77.7 million at quarter-end. On March 31, 2008, our portfolio consisted of 40 companies and was invested 28% in subordinated debt, 30% in second lien secured debt, 2% in equity investments and 40% in senior secured loans.

For the three months ended March 31, 2008, we invested $31.5 million in two new companies with an average yield of 14.4% on the debt investments. Sales and repayments of long-term investments for the three months ended March 31, 2008 totaled $0.9 million. For the six months ended March 31, 2008, we invested $102.5 million across five new and two existing portfolio companies with an average yield of 13.3% on the debt investments. Sales and repayments of long-term investments for the six months ended March 31, 2008 totaled $5.2 million.

"Because we have the capital resources to make long term investment decisions based on fundamental value, PennantPark is uniquely positioned to take advantage of the market correction," said Arthur Penn, Chairman and Chief Executive Officer. "The investments we are making in this market environment have lower leverage, higher yields and better covenants than we have seen in years."

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three and six months ended March 31, 2008.

Investment Income

Investment income was $9.7 million and $18.7 million, respectively, for the three and six months ended March 31, 2008. Investment income was primarily attributed to interest income from debt investments. Origination and commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans, and are accelerated into interest income upon exit, if applicable.

Expenses

Net expenses totaled $5.3 million and $9.5 million, respectively, for the three and six months ended March 31, 2008. Of these totals, $1.7 million and $2.8 million were attributable to credit facility related expenses, and $1.1 million and $2.4 million to general and administrative expenses, respectively, for the three and six months ended March 31, 2008. Net base management fee totaled $1.5 million and $2.9 million, and performance-based incentive fee totaled $1.0 million and $1.4 million, respectively, for the same periods.

Net Investment Income

Net investment income totaled $4.4 million and $9.2 million or $0.21 and $0.44 per share, respectively, for the three and six months ended March 31, 2008.

Net Realized Loss

Sales and repayments of long-term investments totaled $0.9 million and $5.2 million, respectively, for the three and six months ended March 31, 2008, and net realized losses totaled approximately $8,500 and $219,000, respectively, for the same periods.

Net Unrealized Depreciation on Investments and Cash Equivalents

The Company's investments and cash equivalents had a net increase in depreciation of $37.8 million and $53.8 million, respectively, for the three and six months ended March 31, 2008. On March 31, 2008, net unrealized depreciation on investments and cash equivalents totaled $77.7 million, primarily due to the continued downturn in the leveraged finance credit market which began during the second half of 2007.

Net Decrease in Net Assets From Operations

Net decrease in net assets resulting from operations totaled $33.3 million and $44.9 million, or $1.58 and $2.13 per share, respectively, for the three and six months ended March 31, 2008.

LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity and capital resources are generated primarily through its senior secured, multi-currency, $300 million, five-year revolving credit facility maturing in June 2012 as well as from cash flows from operations, investment sales and prepayments, and income earned from investments and cash equivalents. On March 31, 2008, the Company had $194.5 million in borrowings outstanding; including $80.0 million of temporary draws invested in cash equivalents. Our operating activities resulted in a net use of cash of $98.9 million and $351.9 million, respectively, for the three and six months ended March 31, 2008, and our financing activities resulted in a net inflow of cash of $98.3 million and $175.2 million, respectively, for the same periods, primarily from net borrowings under our credit facility.

DIVIDENDS

Dividends paid to stockholders totaled $4.6 million and $9.3 million, or $0.22 and $0.44 per share, respectively, for the three and six months ended March 31, 2008. Tax characteristics of all dividends will be reported to stockholders on form 1099-DIV after the end of the calendar year.

              PENNANTPARK INVESTMENT CORPORATION
              STATEMENTS OF ASSETS AND LIABILITIES

                                               March  31,    September 30,
                                                  2008            2007
                                               (Unaudited)
                                              -------------  -------------
Assets
Investments, at fair value (cost--
 $413,632,567 and $314,881,870
 respectively)(1)                             $ 335,883,881  $ 291,016,608
Cash equivalents (cost--$81,249,903 and
 $258,016,351 respectively)                      81,249,903    257,959,635
Interest receivable                               5,070,891      4,517,850
Prepaid expenses and other assets                 1,494,991      1,513,583
                                              -------------  -------------

    Total assets                                423,699,666    555,007,676
                                              -------------  -------------

Liabilities
Payable for cash equivalents purchased                    -    252,759,931
Payable for investments purchased                 8,620,000     16,583,921
Unfunded investments                              2,607,264      3,989,948
Credit facility payable                         194,500,000     10,000,000
Interest payable                                    765,233        170,989
Accrued other expenses                              949,664      1,109,793
                                              -------------  -------------

    Total liabilities                           207,442,161    284,614,582
                                              -------------  -------------

Net Assets
Common stock, par value $.001 per share,
 100,000,000 shares authorized and 21,068,772
 shares issued and outstanding                       21,069         21,069
Paid-in capital in excess of par                294,586,604    294,586,604
Distributions in excess of net investment
 income                                            (286,276)      (196,769)
Accumulated net realized loss                      (315,206)       (95,832)
Net unrealized depreciation on investments
 and cash equivalents                           (77,748,686)   (23,921,978)
                                              -------------  -------------

    Total net assets                          $ 216,257,505  $ 270,393,094
                                              -------------  -------------

    Total liabilities and net assets          $ 423,699,666  $ 555,007,676
                                              -------------  -------------

Net asset value per share                     $       10.26  $       12.83
                                              =============  =============

(1) None of our portfolio companies are controlled by, or affiliated with,
    PennantPark Investment Corporation as defined by the Investment Company
    Act of 1940, as amended.

                PENNANTPARK INVESTMENT CORPORATION
                    STATEMENT OF OPERATIONS
                         (Unaudited)

                                               Period from
                                               January 11,
                                                  2007
                               Three months    (inception)     Six months
                                   ended         through         ended
                                 March 31,      March 31,      March 31,
                                   2008           2007           2008
Investment income:
    Interest                   $   9,678,012  $     772,983  $  18,661,648
    Other                             35,910              -         55,882
                               -------------  -------------  -------------
      Total investment income      9,713,922        772,983     18,717,530
                               -------------  -------------  -------------

Expenses:
    Base management fee            1,725,466              -      3,365,841
    Performance-based
     incentive fee                 1,000,725              -      1,448,107
    Interest and other credit
     facility expenses             1,669,296        740,975      2,766,403
    Administrative services
     expenses                        548,631              -      1,212,321
    Professional fees                227,571              -        522,411
    Directors' fees                  116,257              -        272,015
    Organizational expenses                -        283,228              -
    Insurance                         89,813              -        180,593
    Other general and
     administrative expenses         102,973              -        189,817
                               -------------  -------------  -------------
      Expenses before base
       management fee waiver       5,480,732      1,024,203      9,957,508
                               -------------  -------------  -------------
    Base management fee waiver      (215,684)             -       (420,731)
                               -------------  -------------  -------------
      Net expenses                 5,265,048      1,024,203      9,536,777
                               -------------  -------------  -------------
      Net investment income
       (loss)                      4,448,874       (251,220)     9,180,753
                               -------------  -------------  -------------

Realized and unrealized loss
 on investments and cash
 equivalents:
    Net realized loss on
     investments and cash
     equivalents                      (8,483)        19,375       (219,374)
    Change in net unrealized
     depreciation on
     investments and cash
     equivalents                 (37,769,064)        (1,701)   (53,826,708)
                               -------------  -------------  -------------
      Net realized and
       unrealized loss from
       investments and cash
       equivalents               (37,777,547)        17,764    (54,046,082)
                               -------------  -------------  -------------
Net decrease in net assets
 resulting from operations     $ (33,328,673) $    (233,546) $ (44,865,329)
                               =============  =============  =============
Loss per common share          $       (1.58) $       (2.92) $       (2.13)
                               =============  =============  =============

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of mezzanine debt, senior secured loans and equity investments. From time to time, we may also invest in public companies whose securities are thinly traded. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

We may use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000
Or visit us on the web at:  www.pennantpark.com